UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2004

SRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31334	54-1360804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Fair Lakes Court Fairfax, Virginia	22033
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (703) 803-1500

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Exhibit

99.1	Press Release dated May 3, 2004, announcing the financial results for the three months ended March 31, 2004.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 3, 2004, SRA International, Inc. announced its financial results for the third quarter ended March 31, 2004, as well as its earnings guidance for the fourth quarter of fiscal year 2004, the full fiscal year 2004, and the full fiscal year 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K. Also attached to this Current Report on Form 8-K is a reconciliation of a non-GAAP financial measure included in its earnings release to the most directly comparable GAAP financial measure and is incorporated by reference herein.

The information in this Form 8-K and the Exhibit attached hereto is being furnished under Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SRA INTERNATIONAL, INC.

Date: May 3, 2004	/s/ STEPHEN C. HUGHES

Stephen C. Hughes
Senior Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 3, 2004, announcing the financial results for the three months ended March 31, 2004.